Olstein All Cap Value Fund Adviser Class (Ticker Symbol: OFAFX) Class C (Ticker Symbol: OFALX)	[Logo] The Olstein Funds

Summary Prospectus October 31, 2013

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information which contain information about the Fund and its risks. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.olsteinfunds.com/how_to_invest.html. You can also get this information at no cost by calling (800) 799-2113, by sending an e-mail request to info@olsteinfunds.com or by asking any financial adviser, bank or broker-dealer who offers shares of the Fund. The Fund’s statutory prospectus and statement of additional information, both dated October 31, 2013, are incorporated by reference into this Summary Prospectus (that is, they are legally a part of this Summary Prospectus).

Investment Objectives

The Fund’s primary investment objective is long-term capital appreciation and its secondary objective is income.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Adviser Class	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase price or the value of the shares upon redemption within one year of purchase)	None	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fees	None1	None1
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	None 3	1.00%
Other Expenses2	0.31%	0.31%
Total Annual Fund Operating Expenses	1.31%3	2.31%
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1	The Transfer Agent charges a fee (currently $15) for each wire redemption and for redemption proceeds sent by overnight courier.
2
Other Expenses include acquired fund fees and expenses. Total Annual Fund Operating Expenses shown in the above table differ from the ratio of expenses to average net assets shown in the Financial Highlights because the Financial Highlights exclude acquired fund fees and expenses.

3 The Board of Trustees of the Trust approved the termination of the Fund’s Distribution and Shareholder Servicing (Rule 12b-1) Plan for Adviser Class shares effective October 31, 2013. Total Annual Fund Operating Expenses for the Adviser Class shares have been restated to reflect the elimination of Distribution and Service (12b-1) Fees.

Expense Example: The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each class of the Fund for the time periods indicated and then redeem all of your shares at the end of each period, unless otherwise indicated. The examples also assume that you earn a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Adviser Class	$133	$415	$718	$1,579
Class C (assuming sale of all shares at end of period)	$334	$721	$1,235	$2,646
Class C (assuming no sale of shares)	$234	$721	$1,235	$2,646

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44.43% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks that the Fund’s investment adviser, Olstein Capital Management, L.P. (“OCM”), believes are significantly undervalued. OCM follows an accounting-driven, value-oriented approach that emphasizes looking behind the numbers of financial statements based on the belief that the price of a common stock may not reflect the intrinsic value of the issuing company’s underlying business.

When evaluating stocks for the Fund, OCM undertakes an in-depth analysis of financial statements as it seeks to identify early warning signs of potential changes in a company’s ability to generate sustainable free cash flow as well as its potential to grow. When determining sustainable free cash flow and the quality of earnings, OCM assesses the accounting practices and assumptions used to construct financial statements against the economic reality of the company’s business. OCM believes that in-depth analysis of financial statements reveals the success of a company’s strategy, sustainability of its performance and impact of management decisions on future cash flow and is more useful to an investor than management forecasts or earnings guidance.

OCM believes stock prices often fall below a company’s private market value as a result of a short-term focus on, or an overreaction to, negative information regarding the company or its industry, or negative overall market psychology. The Fund seeks to capitalize on market volatility and the valuation extremes specific to a company by purchasing its stock at prices that OCM believes can result in above-average capital appreciation if the deviation between stock price and OCM’s estimate of the company’s private market value is corrected by market forces or other catalysts that change perceptions.

Although the Fund uses several valuation methods to determine private market value, all methods emphasize expected future free cash flow (after capital expenditures and working capital needs). The

Fund’s bottom-up analysis seeks to identify companies with unique business fundamentals and a competitive edge, which usually provide a greater predictability of future free cash flow. Companies with free cash flow have the potential to enhance shareholder value by increasing dividends, repurchasing shares, reducing debt, engaging in strategic acquisitions, withstanding an economic downturn without adopting harmful short term strategies or being an attractive acquisition target.

The Fund will invest in companies without regard to whether they are conventionally categorized as small, medium, or large capitalization or whether they are characterized as growth (growth is a component of the Fund’s definition of value), value, cyclical, or any other category. The Fund may invest up to
20% of its net assets in foreign securities that are traded in U.S. dollars, but the Fund’s foreign investments will be limited to investments in developed countries, rather than countries with developing or emerging markets.

Main Risks
There can be no assurance that the Fund will achieve its objectives. Each of the risks listed below has the potential (individually or in any combination) to affect adversely the net asset value of the Fund and cause you to lose money.

Stock Market Risk: The Fund is subject to the risk that stock prices may decline over short or even extended periods of time.

Management Risk: The investment techniques used by OCM may not produce the desired results and cause the Fund to underperform its benchmarks or mutual fund peers.

Small- and Mid-Sized Company Risk: Small- and mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and small capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals.

Value Investing Style Risk: The Fund uses a value-oriented investment approach. However, a particular value stock may not increase in price as anticipated by OCM (and may actually decline in price) if other investors fail to recognize the stock’s value or if a catalyst that OCM believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree anticipated.

Foreign Investing Risk: Investing in foreign companies typically involves more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include risks related to currency exchange rate fluctuations, country or government specific issues (for example, terrorism, war, social and economic instability, currency devaluations, and restrictions on foreign investment or the movement of assets), unfavorable trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Performance
The bar chart and tables shown below illustrate the variability of the Fund’s returns. The bar chart indicates the risks of investing in Class C shares of the Fund by showing the changes in the performance of the Class C shares of the Fund from year to year (on a calendar year basis). The tables show how the average annual returns of the Adviser Class and Class C shares for the one-, five- and ten-year periods compare with those of the S&P 500® Index and Russell 3000® Index. The S&P 500® Index and Russell 3000® Index represent broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting http://www.olsteinfunds.com or by calling (800) 799-2113.

Total Return for Class C as of 12/31*

2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
36.19%	11.05%	2.79%	14.44%	-3.43%	-43.80%	37.01%	16.17%	-4.30%	15.30%

Total Return from January 1, 2013 to September 30, 2013: 24.80%
Best Quarter—Quarter ended June 30, 2009: 21.54%
Worst Quarter—Quarter ended December 31, 2008: -28.36%

*
The above returns do not reflect the contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed if an investor redeems Class C shares within the first year of purchase. If the CDSC was reflected, returns would be less than those shown above.

Class C	1 Year1	5 Years	10 Years
Return Before Taxes	14.30%	-0.26%	5.42%
Return After Taxes on Distributions	14.30%	-0.27%	4.79%
Return After Taxes on Distributions and Sale of Fund Shares	9.29%	-0.22%2	4.70%
S&P 500® Index (w/dividends reinvested)	16.00%	1.66%	7.10%
Russell 3000® Index (w/dividends reinvested)	16.42%	2.04%	7.68%
Indices reflect no deductions for fees, expenses or taxes

Adviser Class3	1 Year	5 Years	10 Years
Return Before Taxes	16.13%	0.49%	6.21%
Return After Taxes on Distributions	16.13%	0.48%	5.62%
Return After Taxes on Distributions and Sale of Fund Shares	10.48%	0.41%	5.40%
S&P 500® Index (w/dividends reinvested)	16.00%	1.66%	7.10%
Russell 3000® Index (w/dividends reinvested)	16.42%	2.04%	7.68%
Indices reflect no deductions for fees, expenses or taxes
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1
The 1 Year total return figures for Class C assume that the shareholder redeemed at the end of the first year and paid the CDSC of 1.00%. The average annual total returns for Class C shown for 5 Years and 10 Years do not include the CDSC because there is no CDSC if shares are held longer than 1 year.

2	The losses that can be utilized against other assumed gains by the investor are reflected in this return.
3
Effective October 31, 2013, the Board of Trustees of the Trust terminated the Fund’s Rule 12b-1 Shareholder Servicing and Distribution Plan. If the elimination of the Adviser Class’s Rule 12b-1 Shareholder Servicing and Distribution Plan had been reflected in the performance information in the table above, assuming no other changes but the elimination of the Adviser Class’s Rule 12b-1 fee, performance would have been higher for the Adviser Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown. These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account (“IRA”). The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

Investment Adviser and Portfolio Managers

The Fund’s investment adviser is Olstein Capital Management, L.P.

Portfolio Manager	Title	Length of Service
Robert A. Olstein	Chairman, Chief Executive Officer, Chief Investment Officer and Co-Portfolio Manager	Since inception
Eric R. Heyman	Director of Research and Co-Portfolio Manager	Since October 2008

Purchase and Sale of Fund Shares
Shareholders may purchase and sell shares on each day that the Fund is open for business, which is normally any day that the New York Stock Exchange is open for unrestricted trading.

Minimum Investment	Initial	Subsequent
Regular Accounts	$1,000	$100 ($1,000 by wire)
Qualified Retirement Plans or IRAs	$1,000	$100

The Fund reserves the right to vary the initial and subsequent minimum investment requirements at any time.

To Place Purchase and Sale Orders:

Mail: [Name of Fund and Class]	Overnight: [Name of Fund and Class]	Phone/Wire: (800) 799-2113
c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street 3rd Floor Milwaukee, WI 53202	Representatives are available 9 a.m. - 8 p.m. Eastern Time, Monday through Friday. Telephone Redemptions must be no less than $100 and no greater than $50,000

Please refer to the Fund’s statutory prospectus and the statement of additional information for more information regarding the purchase and sale of Fund shares.

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a financial adviser, broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit the financial intermediary’s website for more information.